                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                          (Amendment No. 2 to Form 8-K)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2003
                             ----------------------

                                 NAVISITE, INC.
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    000-27597                   52-2137343
 -------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
of Incorporation)                                           Identification No.

              400 Minuteman Road, Andover, Massachusetts     01810
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)

                                       N/A
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


       Registrant's telephone number, including area code: (978) 682-8300

                             ----------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On June 2, 2003, NaviSite, Inc. (the "Registrant") filed a report on Form 8-K with respect to the acquisition on May 16, 2003 of substantially all of the assets and certain assumed liabilities relating to the managed infrastructure solutions business, encompassing messaging and collaboration, managed hosting, bundled-in managed security, and integrated and related professional services in the United States and in Europe, of Interliant, Inc., a Delaware corporation, and several of its subsidiaries ("Interliant Assets"). At that time it was impracticable to provide the financial statements and pro forma financial information required to be filed therewith relative to the acquired assets, and the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information as soon as practicable, but no later than 60 days from the date of that filing. In connection with its preparation and review of such financial statements and pro forma financial information, the Registrant has determined that the acquisition of the Interliant Assets was not material under the tests for significance of businesses acquired per Regulation S-X 3-05 and, therefore, a Form 8-K/A with such financial statements and pro forma financial information is not required. This Amendment No. 2 to Form 8-K is being filed by the Registrant to amend and restate Item 7(a) and (b) thereof to reflect this changed acquisition accounting analysis.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of the Business Acquired: Not applicable.

(b)   Pro Forma Financial Information: Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2003                                    NAVISITE, INC.


                                                         By:  /s/ Jim Pluntze
                                                         --------------------
                                                         Jim Pluntze
                                                         Chief Financial Officer